UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund II

Investment Advisor

Kopernik Global Investors, LLC

KGGIX | KGGAX

Kopernik Global All-Cap Fund

KGIIX | KGIRX

Kopernik International Fund

Annual Report

OCTOBER 31, 2022

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-887-4KGI; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

SHAREHOLDERS’ LETTER (UNAUDITED)

Dear Fellow Shareholders:

Kopernik Global Investors is designed to put investor interests first. Using the same philosophy and process that our Chief Investment Officer, David Iben, has evolved over his four-decade career, we are committed to:

●	Adherence to our time-tested, common sense investment process.

●	Maintaining a manageable size of assets under management.

●	Investing at a significant discount to our calculated risk-adjusted intrinsic value.

●	Employee ownership of the firm.

●	Significant employee investment in the funds.

●	Independent thought amid an increasingly group-think, high-correlation investment world.

We view these attributes as indispensable for our goal of generating significant excess returns, perhaps particularly the size of assets under management. The outcome of this process is an idiosyncratic portfolio of what we believe are good, but often misunderstood, companies.

Kopernik draws from the same investment team, process, and philosophy in managing both the Kopernik Global All-Cap (the “Global All-Cap Fund”) and Kopernik International Fund (the “International Fund”). November 1, 2022, marked the 9-year anniversary of the Global All-Cap Fund. The Global All-Cap Fund’s assets under management (“AUM”) decreased from $2.4 billion to $1.8 billion over the past fiscal year. Consistent with our pledge to keep Kopernik’s AUM at an optimal level, both on the firm and vehicle/client level, the Global All-Cap Fund has been soft closed since March 31, 2021. At the time of writing this letter, the bear market in stocks has increased our investment opportunity set, and it resulted in the Fund falling to an attractive price. Our key intermediary clients expressed requests to purchase shares for their clients who have come in post the soft-close of the Global All-Cap Fund. Therefore, we have decided to re-open the Global All-Cap Fund to new investors effective January 3, 2023. The International Fund, which was launched on June 30, 2015, marked its 7-year anniversary. The Fund AUM has held steady over the past fiscal year. As of October 31, 2022, its AUM was at $520 million, compared to $567 million from a year ago. Kopernik’s overall assets, including advisory only assets, decreased from $7.5 billion to $5.5 billion.

For investment management companies that believe value matters, it looks like the tide may be shifting, following what has been an extremely difficult environment relative to growth and price-agnostic strategies, even surpassing the early 1970s and late 1990s. The current market is extremely bifurcated largely due to the popularity of price-agnostic practices, such as indexation, other passive investing, and the use of exchange traded funds (“ETF”), accentuated by momentum-chasing algorithms. More than $11.5 trillion since the Great Financial Crisis of 2007, has found its way into index funds. At the end of 2021, passive index funds owned 16% of the domestic equity market capitalization, compared to less than 4% in 2005. A flood of assets this size has generally forced the ETF constructors to focus on the largest companies, with the most trading liquidity, in order to accommodate the torrents of money. The sheer weight of this amount of money, pouring into the limited number of large and liquid companies,

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has distorted prices to an extreme degree. Passive funds arguably deserve a place in large investor’s portfolios. They are low cost, liquid, and tax efficient. However, they do carry risks, not unlike any financial asset. The biggest risk is that ETFs, and other tracking products, do not consider the most important aspect of investing: valuation. In fact, since they focus on how large a company is within the index, they are, in fact, anti-value: companies become a bigger part of portfolios as they rise to more expensive levels. Concurrently, companies that are left outside of the major indexes are dumped at depressed prices by many active managers who scramble to meet redemptions of investors that are flocking into the index funds. When the market is too excited about a particular sector, money gets sucked out of other areas of the market, creating opportunities for long-term, active investors to find good bargains. Especially when faced with the challenging market conditions, it is important to remain steadfast in one’s belief in value investing. This bifurcated market has allowed us to buy great companies that are offered at distressed prices. In fact, there are many investment opportunities in the public market that look interesting. Our assessment of value is focused on thoroughly understanding the underlying business, identifying key industry characteristics and risks, appraising a company’s worth, and importantly, risk-adjusting the intrinsic value to account for various risks that could prevent intrinsic value from fully materializing in the future. We buy securities at a price that offers a large discount to our risk-adjusted intrinsic value. This approach sounds straightforward, but practicing it requires enormous reserves of discipline, courage, and perseverance in the face of a market that constantly sends misleading messages. The optimal time to buy something is often when pessimism is at its maximum, as sellers are abundant and competition from other buyers is few and far between. To act in this manner requires a high degree of conviction in our positions. Nearly four decades of investing experience has demonstrated that our best investments have been those where conviction, based upon strong research-driven appraisals, has enabled us to stay the course in the face of extreme prejudice against that investment. We are willing to commit capital and be patient when we have a firm belief that the upside is substantial, relative to the downside, and is worth waiting for.

We have stated previously that “bubble in everything” was primed for collapse. The past fiscal year has been highly unusual with almost no place to hide. Apparently, it is the worst year since 1931, if not ever, for 60/40 stock/bond portfolios. It has been a particularly tough environment for the arguably frothy areas from last years peak, including ‘meme’ stocks, other story stocks, crypto currencies, NFTs, SPACs, and leveraged funds. On the positive side, independent thinking is starting to be rewarded for taking advantage of pockets of value that have been created, in our opinion, by the delusional group-think that crowds are famous for. This includes warranted, but highly exaggerated fear of emerging markets countries, misapplication of Environmental, Social and Governance (ESG) principles, unwillingness to buy latent cash flow until a catalyst is fully visible, and the enormous dangers and opportunities resultant from reckless monetary and fiscal policies. People currently seem to be confusing rising interest rates with ‘real’ (inflation-adjusted) interest rates. We are happy to discuss any of these thoughts in more detail.

Navigating manic markets and unprecedented challenges associated with the bear market and increase in inflation has not been easy for us or presumably for you. The strength of team

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OCTOBER 31, 2022

becomes a paramount. With this in mind, we have grown our team to forty-one professionals, including fifteen dedicated to research. They are here to provide the solid, logical research required to stay the course during tough times. Additionally, we have a team of investor-relations professionals committed to providing you with a thorough understanding of what we do, and more importantly, how we do it and why. This, we hope is helpful to you as well, as you navigate this fascinating, wild, investment environment. We have a very seasoned business and operations team dedicated to getting information to you timely, accurately, and effectively. They, in turn, work with our partner SEI Investments Company, providing middle- and back-office, and fund administration. We are dedicated to meeting the long-term investment needs of the Fund shareholders, our fellow investors.

This is a fulfilling, interesting, and gratifying business. It is never more gratifying than now, when we can offer a very attractively valued portfolio, in an environment that generally offers a lot of risks and little prospect for returns. We believe it is highly important to communicate why we perceive such an environment. For our thoughts and perspectives, please refer to Viewpoints from our investment team, including The Antidote to Correlation webinars, podcast and video interviews, and the quarterly call transcripts on Kopernik’s website (www. kopernikglobal.com).

An important factor in the success of our investing strategy over the past several decades has been an investor base that is aligned with our highly differentiated approach, which is too idiosyncratic for many. We are incredibly grateful to you, our fellow investors, who have been with us during these very volatile years. It’s a privilege for Kopernik to be entrusted with the important task of both protecting, and growing, your wealth. We take this responsibility seriously and work hard each day hunting for value in the global market.

On behalf of all our employees/owners, we are honored to serve you.

David B. Iben, CFA, Chief Investment Officer

Neda Yarich, President

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance.

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OCTOBER 31, 2022

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

Kopernik Global All-Cap Fund

Dear Fellow Shareholders:

As Kopernik Global Investors, LLC (“Kopernik”) approaches its 10-year anniversary, we remain grateful to the shareholders of the Kopernik Global All-Cap Fund (the “Fund” or “Portfolio”), who have maintained their conviction in our strategy, even during challenging times. The last decade has been difficult for value investors. While our style of investing has been able to keep pace with the broader market, we believe that our ability to think independently, exercise patience and prudence, and remain disciplined will ultimately result in better returns over the long term.

This year, in particular, was a difficult one for investors. Markets around the world are down as they begin to price in rising interest rates, high inflation, and increasingly tense geopolitics. While negative returns are clearly not ideal and we are disappointed to see the NAV of Class I Shares of the Kopernik Global All-Cap Fund down 20.64% during the fiscal year, a longer-term perspective and logic suggest that we are well-positioned for the future. During a prolonged bear market in emerging markets and commodities, we have constructed a portfolio of high-quality companies trading at heavily discounted prices to what we believe they are worth. Our expected return on patience is high.

History Rhymes: Inflation and Rising Interest Rates

After four decades of dropping interest rates and low inflation, investors have become well accustomed to looking at the world through one lens. History can be instructive at inflection points and can help us imagine a world we haven’t seen for many years. Today, we find the 1970s particularly helpful. That decade had many similarities to the 2020s. Both decades were characterized by a speculative market in financial assets driven by easy money and a long bear market in commodities during the decade prior, large budget deficits, negative real interest rates, and significant geopolitical conflict. The equivalent to today’s “high quality franchises” were known as the Nifty Fifty in the 1970s. These companies, while very good companies, were poor investments; during the 1973-1974 bear market, the Nifty Fifty stocks fell between 60% and 80%.

Meanwhile, real assets outperformed stocks, outperformed bonds, and had positive real returns in an era of high inflation and increasing interest rates. In our opinion, investors are well-served to look for similar opportunities today. We are finding value in real assets; precious metal mining companies remain particularly attractive. We will now discuss some of those opportunities.

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OCTOBER 31, 2022

Gold and Inflation: The Cantillon Effect

Governments impact the value of currency, and, unfortunately, debasing currency has been a popular form of taxation for centuries. Its effect is well documented. The eighteenth-century Irish French economist Richard Cantillon pointed out that, post a doubling of the money supply, prices rise unevenly. Some things will go up more and some less; some things will go up sooner, some later. Items closer to the source, such as financial assets, tend to increase sooner, while items further away will feel the effects later as the money migrates through the system. The U.S. markets have already benefited from the excessive money printing; the monetary base is up 4.5 times since 2011, while the S&P 500 Index is up 4 times and the NASDAQ is up more than 5 times. Commodities, on the other hand, have been in a bear market since 2014 and have not kept pace.

Gold, other precious metals, and uranium remain our highest conviction areas.

Over the long term, the gold price is highly correlated with the monetary base, and while the monetary base is up significantly, the gold price is the same level as it was in 2011. The central bank has begun to raise interest rates, which many investors believe is bad for gold. However, it is real rates that matter, and real rates are still highly negative. Further, Debt/ Gross Domestic Product (GDP) levels above 100% and large budget deficits suggest that it will be very difficult for real rates to turn positive in the near future. The fundamentals bode well for higher future gold prices.

Still, investors shun the miners. The portfolio’s materials sector, comprised mostly of precious metal mining companies, contributed negatively during the year, detracting 5.70% from total Fund returns. The reasons have some validity: management teams have allocated capital poorly in the past, mining businesses face significant operational risks and tend to carry out operations in challenging jurisdictions. Many of these risks are idiosyncratic and can be managed through diversification. As such, the Fund owns 24 different miners, allowing us to diversify across countries, management teams, mining assets, and business models. This includes junior miners, such as Seabridge Gold Inc. and Northern Dynasty Minerals Ltd, that have extremely large deposits with strong optionality to a higher gold price; we own senior producers, including our largest holding, Newcrest Mining Ltd, and we own streaming companies such as Wheaton Precious Metals Corp and Royal Gold Inc. that have invested countercyclically and are less exposed to operational risk. Many of these companies have significant upside if the gold price stays flat, and tremendous upside if gold goes higher. Optionality remains egregiously mispriced, in our opinion. According to our analysts’ models, our mining holdings are, on average, worth 4.5 times current market prices.

Perhaps optionality remains mispriced because the gold price has failed to respond to high inflation levels, an international war, and the stocks of miners underperforming gold by a wide margin over the past decade. We also thought gold would be higher in this scenario. However, prices can remain dislocated from fundamentals for many years. Patient investors, we believe, will be rewarded. Further, active investors have the additional tool of volatility at their disposal. We have used volatility opportunistically, and, as a result, the Fund’s gold mining holdings have

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contributed more to returns since inception compared to the gold mining ETF over the same time period. This year, we redeployed (trimmed) copper mining holdings, as optimism in this area increased, into pessimism in gold mining companies. Turquoise Hill, majority owner of the world-class Oyu Tolgoi project in Mongolia, rose as the company and Rio Tinto negotiated a takeover offer from Rio. Although the offer price is well below our risk-adjusted intrinsic value, we trimmed on higher prices to redeploy into stocks with even more upside. Turquoise Hill was the largest contributor to Fund returns for the fiscal year. The largest detractor was Newcrest Mining Ltd. We continue to like the risk reward at current prices: the company has one of the largest resource endowments of any gold company, its assets are diversified, it is well managed, and it has a strong balance sheet. Importantly, the price fell 41% during the fiscal year, and, as a long-term investor, this low price presented an opportunity to buy more shares at what we believe to be deeply discounted prices. We added to many of the Fund’s gold positions on lower prices during the fiscal year. Canadian gold companies with strong optionality to higher gold prices were undervalued this year, and we bought Equinox Gold Corp, Seabridge Gold Inc., Novagold Inc., IAMGOLD, and Artemis Gold; we also bought two South African precious metals miners, Harmony Gold Corp and Impala Platinum. Additionally, we continue to find value in precious metals streaming companies, which provide upside while mitigating many of the risks of mining companies. We bought both Royal Gold Inc. and Wheaton Precious Metals Corp during the fiscal year.

Energy: Uranium

Gold should not be the only beneficiary of monetary inflation, as the 1970s demonstrated. Many commodities were up in price by multiples during this decade. The 1970s also showed that while the trajectory was up, it was far from smooth. Volatility was alive and well. We have seen significant volatility in the Fund’s uranium holdings; after a strong run in 2021, uranium holdings had declining or stagnant returns in fiscal year 2022. All of the Fund’s uranium holdings contributed negatively, with the exception of Cameco Corp. We took advantage of volatility in Cameco’s price, adding and trimming opportunistically, and added to two uranium developers with long-lived reserves in the Athabasca region of Canada: Nexgen Energy Co. and Fission Uranium Corp.

Even though uranium is up from its lows, it remains an undervalued commodity. The global desire for clean power continues to grow, and we believe nuclear power will be a beneficiary. This, however, is icing on the cake. Today’s mine supply is not enough to meet even current demand of existing nuclear reactors; uranium prices need to rise significantly to incentivize production growth. Uranium mining companies remain undervalued to our estimates of intrinsic value, risk adjusted.

Energy: Natural Gas and Oil

Although the energy sector as a whole contributed negatively to total Fund returns, that negative contribution was primarily driven by uranium. Indeed, all of the Fund’s oil and natural gas companies contributed positively to returns.

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Both U.S.-based natural gas companies in the Fund contributed positively: Range Resources Ltd and Southwestern Energy Corp, were both up significantly during the fiscal year. For years, the artificially low-interest rate and easy money environment encouraged undisciplined production in the industry, which had the expected effect of driving the price of natural gas to levels that forced supply cuts. At their lowest point, the natural gas companies were priced for bankruptcy. While they have rebounded significantly since their lows in 2020, there is still a large upside to both companies’ risk-adjusted intrinsic value, in our opinion. Should the war in Ukraine result in an increased liquified natural gas demand in Europe, natural gas producers in the U.S. could benefit. This is an option we are not paying for in the current share price of both companies.

In oil, contribution was led by MEG Energy Corp (“MEG”), a Canadian oil sands producer with a large reserve base. Cenovus Energy Inc (“Cenovus”), another Canadian oil producer with long-lived assets, also contributed positively. In addition, Japan Petroleum Exploration Co Ltd (“Japex”) contributed positively. Japex is an energy company engaged in the exploration and production of oil and natural gas in Japan, Iraq, and Indonesia, and has 320 million barrels of proved oil equivalent reserves. We trimmed all 3 companies throughout the fiscal year as prices appreciated, eliminating MEG and Cenovus early in the year. We re-initiated MEG in July as prices dropped precipitously and the stock once again traded below our risk-adjusted intrinsic value.

Emerging Markets: Opportunities and Risks

We continue to believe that we are at a point in the cycle where passive investing has become well overdone. The deluge of money flowing into passive vehicles that aim to track index holdings and performance has led to a bifurcation in the market over the past decade. Indices today favor developed markets, and emerging markets have been left behind, offering opportunities for small, disciplined active managers.

Outside the U.S., we are able to buy high quality franchises for single digit price-to-earnings (P/E) ratios, discounts to tangible book value, and/or huge discounts to replacement value. This year, we found many values in Asia, particularly China and South Korea. In both countries, we can buy industry-leading companies for a fraction of their counterparts in developed markets. In China, these include CK Hutchison Holdings Ltd, a Hong Kong-based conglomerate with multiple business segments, and CGN Power Co Ltd, the largest nuclear power producer in China, which operates 24 nuclear generation units with an additional six units currently under construction. We are also finding value in Chinese pharmaceutical, industrial, and consumer companies. In Korea, we own Hyundai Motor Co, a Korean auto manufacturer with 6% of global market share; and two of that country’s largest telecommunications companies: KT Corp and LG Uplus Corp. KT Corp is the dominant fixed line and second-largest mobile phone provider, while LG Uplus is the third-largest player in mobile, fixed line, broadband internet services, and cable television.

When buying companies in emerging markets, investors must be aware of geopolitical risk, which can be significant and is something we discussed in detail in our geopolitical webinar

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and white paper, published in April and July 2022, respectively1. To summarize, we believe the best way to mitigate geopolitical risk is by gaining a deep understanding of the businesses in which we are investing, demanding a large margin of safety before investing, and diversifying our investments.

Russia’s invasion of Ukraine in February 2022 brought geopolitical risk to the forefront of investors’ minds. The Fund owns several industry-leading Russian companies including RusHydro, one of the largest hydroelectric companies in the world, producing cheap, clean, carbon-free energy; Gazprom, one of the largest natural gas companies in the world with decades worth of natural gas reserves; and Sberbank, a bank with dominant market share, a good management team and a strong balance sheet. Many of these companies were trading at prices we believed to be very attractive for world class businesses even after integrating geopolitical risk into our intrinsic value estimates. Since the invasion, we have been unable to trade these positions due to decisions made by both the US and Russian governments. The Moscow Stock Exchange re-opened at the end of March 2022, but trading remains limited to people and/or countries “friendly” to Russia. The government of Russia also passed a law that would require the de-listing of depository receipts (“DRs”) on foreign exchanges and the conversion of those DRs into local shares, although various Russian companies have been allowed to keep their DR programs abroad. U.S. persons are not required to sell or divest in previously acquired Russian securities; however, they are prohibited from any acquisition of both new and existing debt and equity securities issued by Russian entities. As a result, we have fair valued these securities and applied a 70% haircut to the Fund’s Russian holdings. All Russian companies contributed negatively for the fiscal year. We continue to actively monitor events and any new developments or changing requirements.

Many in the industry have priced Russian securities at zero. We believe this approach would not be fair to the existing Fund shareholders and are therefore fair-value pricing Russian securities at a significant discount to the last traded price on the Russian exchange. It is our opinion that divesting from Russian stocks makes little moral or investment sense. Many believe that by divesting, investors are voting with their money and showing their disapproval. Unfortunately, while we wish it could have an impact, divesting doesn’t actually change the situation. Selling Russian stocks does not stop the war in Ukraine just as the ESG (Environment, Social, and Governance) push to divest from oil companies did not reduce the demand for oil. A common misunderstanding is the idea that buying or selling Russian stocks on the secondary market can help or hurt Russia. It is important to remember that when an investor buys on the secondary market the proceeds do not go to the Russian government or Russian companies, but rather to the seller of the stock, whoever that is.

1 THESE CAN BE FOUND ON KOPERNIK’S WEBSITE: GEOPOLITICAL WEBINAR REPLAY AND GEOPOLITICAL WHITEPAPER.

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Negative sentiment has spread beyond the Russian border. Many investors have taken the approach of avoiding other countries deemed unfriendly to the US, particularly China. We believe that avoiding risk is impossible, whether we are investing in emerging markets as discussed above or in developed markets like the United States and Canada. And because avoiding risk is impossible, investors should demand to be overcompensated for taking the risk and diversify, thereby enabling positive investment outcomes that much more than offset the ill-fated ones.

To summarize, we believe that many stocks in the growing economies of the world are significantly undervalued due to several misperceptions by many investors. Firstly, they believe that emerging markets are a small market niche whereas we believe that people should be cognizant of the fact that they aren’t a niche but rather most of the world. Countries deemed to be emerging or frontier represent most of the world’s people, land, resources, and growth potential. It is very diverse and thus easily diversifiable. Secondly, people mistake volatility for risk. This misperception causes investors to panic out of volatile stocks, including emerging markets, causing lower prices. The resulting lower valuations actually reduce the risk of permanent loss of capital.

New positions in the Fund

Market downdrafts this year allowed the Fund to buy new positions in inexpensive stocks, mostly in the areas we discussed above – real asset producers and market leading companies in the emerging markets. As mentioned previously, we found many values in Asia. We added the following Chinese companies to the portfolio: WH Group Co Ltd, CGN Power Co Ltd, China Communication Services Corp Ltd, Hi Sun Technology Ltd, Shanghai Electric Group Co Ltd, SJM Holdings Ltd, and Sinopharm Group Co Ltd. In South Korea, we added Hyundai Department Store Co Ltd, Hana Financial Group Inc, and Lotte Chemical Corp. In Japan, we initiated on Kato Sangyo Co Ltd, Icom Inc, Tachi-S Co Ltd, Ryosan Co Ltd, Toho Holdings Co Ltd, and Medipal Holdings Corp. We also initiated on companies headquartered in other Asian countries: Yoma Strategic Holdings Ltd, First Pacific Co Ltd, and Oriental Holdings BHD. The average price-to-book value and price-to-earnings of these companies is 0.6x and 10x, respectively.

Amongst companies heavily endowed with materials holdings, we found value in junior miners with large resource bases, including Sabina & Silver Corp, Perpetua Resources Corp, and Ivanhoe Electric Inc. We were able to trim and add opportunistically across the sector. We also initiated two chemicals companies: Lotte Chemical Corp (mentioned above) and BASF SE.

Elsewhere, we also established new positions in the financial and industrial sectors: Banco do Brasil SA, Air Lease Corp, and Hyster-Yale Materials Handling Inc.

The Fund also re-initiated positions in 2 companies that it had previously eliminated during the fiscal year as prices depreciated to more attractive levels: Carrefour SA and MEG Energy Corp (discussed above).

After declining to roll the Fund’s put option on the S&P 500 in the first quarter of 2022, the put

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option was re-initiated in August as implied volatility dropped to levels that made the option an appealing investment.

Eliminations in the Fund

We eliminated positions in the following companies as prices appreciated: Japan Steel Works Ltd, Cenovus Energy Inc, Crescent Point Energy Corp, China Shenhua Energy Co Ltd, Fresnillo PLC, and Banco do Brasil SA.

We also eliminated positions in Turkiye Halk Bankasi AS and Emlak Konut Gayrimenkul Yatirim Ortagligi AS as those companies’ fundamentals deteriorated and sold New Gold Inc to deploy those funds into miners with more upside.

The Fund also eliminated a position in China Mobile Ltd. An executive order required us to divest of China Mobile prior to June 3, 2022. As we have previously discussed, this is a requirement that does not harm the Chinese government but does hurt western shareholders that are forced to sell at low prices. It is unfortunate that we were forced to sell.

Summary

We continue to be excited by the portfolio’s significant potential for upside over the long run. Bear markets and swift downdrafts are painful, but it is important to keep in mind that they create excellent buying opportunities, which can enhance future returns. Our investment process is centered on buying and holding companies trading at significant discounts to their risk-adjusted intrinsic value, and we view volatility as an opportunity to add and trim. We believe that current investor misperception of real interest rate (vs nominal), volatility (vs risk), inflation (vs monthly Consumer Price Index numbers), and even whether valuation still matters, have led to an extraordinarily large degree of inefficiency in the marketplace. It is our privilege to continue to serve the role of trusted investor and fiduciary, using our experience and independent thought to research and select companies that have the ability to provide significant returns for our investors. You can count on us to employ our disciplined, fundamentals-based, long-term approach that has produced a proven track record throughout full market cycles. As always, thank you for your support.

Kind Regards,

David B. Iben, Lead Portfolio Manager, Chief Investment Officer for Kopernik Global Investors, LLC

Alissa Corcoran, Co-Portfolio Manager, Deputy Chief Investment Officer and Director of Research for Kopernik Global Investors, LLC

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Definition of Comparative Indices

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

S&P 500 Index is an American stock market index that tracks the 500 most widely held common stocks listed on the New York Stock Exchange or NASDAQ and captures approximately 80% coverage of available U.S. market capitalization. The Index seeks to represent the entire U.S. stock market by reflecting the risk and return of all large-cap companies.

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

Kopernik International Fund

Dear Fellow Shareholders:

As Kopernik Global Investors, LLC (“Kopernik”) approaches its 10-year anniversary, we remain grateful to the shareholders of the Kopernik Global International Fund (the “Fund” or “Portfolio”), who have maintained their conviction in our strategy, even during challenging times. The last decade has been difficult for value investors. While our style of investing has been able to keep pace with the broader market, we believe that our ability to think independently, exercise patience and prudence, and remain disciplined will ultimately result in better returns over the long term.

This year, in particular, was a difficult one for investors. Markets around the world are down as they begin to price in rising interest rates, high inflation, and increasingly tense geopolitics. While negative returns are clearly not ideal and we are disappointed to see the NAV of Class I Shares of the Kopernik International Fund down 24.02% during the fiscal year, a longer-term perspective and logic suggest that we are well-positioned for the future. During a prolonged bear market in emerging markets and commodities, we have constructed a portfolio of high-quality companies trading at heavily discounted prices to what we believe they are worth. Our expected return on patience is high.

History Rhymes: Inflation and Rising Interest Rates

After four decades of dropping interest rates and low inflation, investors have become well accustomed to looking at the world through one lens. History can be instructive at inflection points and can help us imagine a world we haven’t seen for many years. Today, we find the 1970s particularly helpful. That decade had many similarities to the 2020s. Both decades were characterized by a speculative market in financial assets driven by easy money and a long bear market in commodities during the decade prior, large budget deficits, negative real interest rates, and significant geopolitical conflict. The equivalent to today’s “high quality franchises” were known as the Nifty Fifty in the 1970s. These companies, while very good companies, were poor investments; during the 1973-1974 bear market, the Nifty Fifty stocks fell between 60% and 80%.

Meanwhile, real assets outperformed stocks, outperformed bonds, and had positive real returns in an era of high inflation and increasing interest rates. In our opinion, investors are well-served to look for similar opportunities today. We are finding value in real assets; precious metal mining companies remain particularly attractive. We will now discuss some of those opportunities.

Gold and Inflation: The Cantillon Effect

Governments impact the value of currency, and, unfortunately, debasing currency has been a popular form of taxation for centuries. Its effect is well documented. The eighteenth-century

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

Irish French economist Richard Cantillon pointed out that, post a doubling of the money supply, prices rise unevenly. Some things will go up more and some less; some things will go up sooner, some later. Items closer to the source, such as financial assets, tend to increase sooner, while items further away will feel the effects later as the money migrates through the system. The U.S. markets have already benefited from the excessive money printing; the monetary base is up 4.5 times since 2011, while the S&P 500 Index is up 4 times and the NASDAQ is up more than 5 times. Commodities, on the other hand, have been in a bear market since 2014 and have not kept pace.

Gold, other precious metals, and uranium remain our highest conviction areas.

Over the long term, the gold price is highly correlated with the monetary base, and while the monetary base is up significantly, the gold price is the same level as it was in 2011. The central bank has begun to raise interest rates, which many investors believe is bad for gold. However, it is real rates that matter, and real rates are still highly negative. Further, Debt/ Gross Domestic Product (GDP) levels above 100% and large budget deficits suggest that it will be very difficult for real rates to turn positive in the near future. The fundamentals bode well for higher future gold prices.

Still, investors shun the miners. The portfolio’s materials sector, comprised mostly of precious metal mining companies, contributed negatively during the year, detracting 5.62% from total Fund returns. The reasons have some validity: management teams have allocated capital poorly in the past, mining businesses face significant operational risks and tend to carry out operations in challenging jurisdictions. Many of these risks are idiosyncratic and can be managed through diversification. As such, the Fund owns 17 different miners, allowing us to diversify across countries, management teams, mining assets, and business models. This includes senior producers with significant assets, such as the largest holding, Newcrest Mining Ltd, and streaming companies such as Wheaton Precious Metals Corp and Royal Gold Inc that have invested countercyclically and are less exposed to operational risk. Many of these companies have significant upside if the gold price stays flat, and tremendous upside if gold goes higher. Optionality remains egregiously mispriced, in our opinion. According to our analysts’ models, the Fund’s mining holdings are, on average, worth 2 times current market prices.

Perhaps optionality remains mispriced because the gold price has failed to respond to high inflation levels, an international war, and the stocks of miners underperforming gold by a wide margin over the past decade. We also thought gold would be higher in this scenario. However, prices can remain dislocated from fundamentals for many years. Patient investors, we believe, will be rewarded. Further, active investors have the additional tool of volatility at their disposal. We have used volatility opportunistically, and, as a result, the Fund’s gold mining holdings have contributed more to returns since inception compared to the gold mining ETF over the same time period. This year, we redeployed (trimmed) in copper mining holdings, as optimism in this area increased, into pessimism in gold mining companies. Turquoise Hill, majority owner of the world-class Oyu Tolgoi project in Mongolia, rose as the company and Rio Tinto negotiated a takeover offer from Rio. Although the offer price is well below

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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our risk-adjusted intrinsic value, we trimmed on higher prices to redeploy into stocks with even more upside. Turquoise Hill was the largest contributor to Fund returns for the fiscal year. The largest detractor was Newcrest Mining Ltd. We continue to like the risk reward at current prices: the company has one of the largest resource endowments of any gold company, its assets are diversified, it is well managed, and it has a strong balance sheet. Importantly, the price fell 41% during the fiscal year, and, as a long-term investor, this low price presented an opportunity to buy more shares at what we believe to be deeply discounted prices. We added to many of the Fund’s gold positions on lower prices during the fiscal year. Canadian gold companies with strong optionality to higher gold prices were undervalued this year, and we added to positions in Equinox Gold Corp, and Novagold Inc.; we also added to a South African precious metals miner, Harmony Gold Corp. Additionally, we continue to find value in precious metals streaming companies, which provide upside while mitigating many of the risks of mining companies. We added to the Fund’s positions in both Royal Gold Inc. and Wheaton Precious Metals Corp during the fiscal year.

Energy: Uranium

Gold should not be the only beneficiary of monetary inflation, as the 1970s demonstrated. Many commodities were up in price by multiples during this decade. The 1970s also showed that while the trajectory was up, it was far from smooth. Volatility was alive and well. We have seen significant volatility in the Fund’s uranium holdings; after a strong run in 2021, uranium holdings had declining or stagnant returns in fiscal year 2022. Contribution from the Fund’s two uranium holdings was mixed, with Cameco Corp contributing positively and Kazatomprom contributing negatively. We took advantage of volatility in the price of both stocks to add and trim opportunistically.

Even though uranium is up from its lows, it remains an undervalued commodity. The global desire for clean power continues to grow, and we believe nuclear power will be a beneficiary. This, however, is icing on the cake. Today’s mine supply is not enough to meet even current demand of existing nuclear reactors; uranium prices need to rise significantly to incentivize production growth. Uranium mining companies remain undervalued to our estimates of intrinsic value, risk adjusted.

Energy: Natural Gas and Oil

Although the energy sector as a whole contributed negatively to total Fund returns, that negative contribution was primarily driven by the write down of Russian holdings. Applying a 70% haircut to Russian companies (a process described in detail below) contributed to the Fund’s negative performance in the energy sector. Indeed, all of the Fund’s oil companies contributed positively to returns.

In oil, contribution was led by MEG Energy Corp, a Canadian oil sands producer with a large reserve base. Cenovus Energy Inc (“Cenovus”), another Canadian oil producer with long-lived assets, also contributed positively. We trimmed both companies throughout the fiscal year as prices appreciated, eliminating Cenovus early in the year.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

Emerging Markets: Opportunities and Risks

We continue to believe that we are at a point in the cycle where passive investing has become well overdone. The deluge of money flowing into passive vehicles that aim to track index holdings and performance has led to a bifurcation in the market over the past decade. Indices today favor developed markets, and emerging markets have been left behind, offering opportunities for small, disciplined active managers.

In emerging markets, we are able to buy high quality franchises for single digit price-to-earnings (P/E) ratios, discounts to tangible book value, and/or huge discounts to replacement value. This year, we found many values in Asia, particularly China and South Korea. In both countries, we can buy industry-leading companies for a fraction of their counterparts in developed markets. In China, these include CK Hutchison Holdings Ltd, a Hong Kong-based conglomerate with multiple business segments, and CGN Power Co Ltd, the largest nuclear power producer in China, which operates 24 nuclear generation units with an additional six units currently under construction. We are also finding value in Chinese pharmaceutical, industrial, and consumer companies. In Korea, we own Hyundai Motor Co, a Korean auto manufacturer with 6% of global market share; and two of that country’s largest telecommunications companies: KT Corp and LG Uplus Corp. KT Corp is the dominant fixed line and second-largest mobile phone provider, while LG Uplus is the third-largest player in mobile, fixed line, broadband internet services, and cable television.

When buying companies in emerging markets, investors must be aware of geopolitical risk, which can be significant and is something we discussed in detail in our geopolitical webinar and white paper, published in April and July 2022, respectively1. To summarize, we believe the best way to mitigate geopolitical risk is by gaining a deep understanding of the businesses in which we are investing, demanding a large margin of safety before investing, and diversifying our investments.

Russia’s invasion of Ukraine in February 2022 brought geopolitical risk to the forefront of investors’ minds. The Fund owns several industry leading Russian companies including RusHydro, one of the largest hydroelectric companies in the world, producing cheap, clean, carbon-free energy; Gazprom, one of the largest natural gas companies in the world with decades worth of natural gas reserves; and Sberbank, a bank with dominant market share, a good management team and a strong balance sheet. Many of these companies were trading at prices we believed to be very attractive for world class businesses even after integrating geopolitical risk into our intrinsic value estimates. Since the invasion, we have been unable to trade these positions due to decisions made by both the US and Russian governments. The Moscow Stock Exchange re-opened at the end of March 2022, but trading remains limited to people and/or countries “friendly” to Russia. The government of Russia also passed a law that would require the de-listing of depository receipts (“DRs”) on foreign exchanges and the conversion of those DRs into local shares, although various Russian companies have been allowed to keep their DR programs abroad. U.S. persons are not required to sell or divest in

1 THESE CAN BE FOUND ON KOPERNIK’S WEBSITE: GEOPOLITICAL WEBINAR REPLAY AND GEOPOLITICAL WHITEPAPER.

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previously acquired Russian securities; however, they are prohibited from any acquisition of both new and existing debt and equity securities issued by Russian entities. As a result, we have fair valued these securities and applied a 70% haircut to the Fund’s Russian holdings. All Russian companies contributed negatively for the fiscal year. We continue to actively monitor events and any new developments or changing requirements.

Many in the industry have priced Russian securities at zero. We believe this approach would not be fair to the existing Fund shareholders and are therefore fair-value pricing Russian securities at a significant discount to the last trade. It is our opinion that divesting from Russian stocks makes little moral or investment sense. Many believe that by divesting, investors are voting with their money and showing their disapproval. Unfortunately, while we wish it could have an impact, divesting doesn’t actually change the situation. Selling Russian stocks does not stop the war in Ukraine just as the ESG (Environment, Social, and Governance) push to divest from oil companies did not reduce the demand for oil. A common misunderstanding is the idea that buying or selling Russian stocks on the secondary market can help or hurt Russia. It is important to remember that when an investor buys on the secondary market the proceeds do not go to the Russian government or Russian companies, but rather to the seller of the stock, whoever that is.

Negative sentiment has spread beyond the Russian border. Many investors have taken the approach of avoiding other countries deemed unfriendly to the US, particularly China. We believe that avoiding risk is impossible, whether we are investing in emerging markets as discussed above or in developed markets like the United States and Canada. And because avoiding risk is impossible, investors should demand to be overcompensated for taking the risk and diversify, thereby enabling positive investment outcomes that much more than offset the ill-fated ones.

To summarize, we believe that many stocks in the growing economies of the world are significantly undervalued due to several misperceptions by many investors. Firstly, they believe that emerging markets are a small market niche whereas we believe that people should be cognizant of the fact that they aren’t a niche but rather most of the world. Countries deemed to be emerging or frontier represent most of the world’s people, land, resources, and growth potential. It is very diverse and thus easily diversifiable. Secondly, people mistake volatility for risk. This misperception causes investors to panic out of volatile stocks, including emerging markets, causing lower prices. The resulting lower valuations actually reduce the risk of permanent loss of capital.

New Positions in the Fund

Market downdrafts this year allowed the Fund to initiate positions in inexpensive stocks, mostly in the areas we discussed above – real asset producers and market leading companies in the emerging markets. As mentioned previously, we found many values in Asia. We added the following Chinese companies to the portfolio: WH Group Co Ltd, CGN Power Co Ltd, China Communication Services Corp Ltd, Shanghai Electric Group Co Ltd, Sinopharm Group Co Ltd, Alibaba Group Holding Ltd, and Shanghai Mechanical and Electrical Industry Co Ltd. In

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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South Korea, we added Hana Financial Group Inc, and Lotte Chemical Corp. We also initiated on Indofood Sukses Makmur TBK PT, headquartered in Indonesia. The average price-to-book value and price-to-earnings of these companies is 0.6x and 9.5x, respectively.

Amongst companies in materials, we initiated two chemicals companies: Lotte Chemical Corp (mentioned above) and BASF SE.

Elsewhere, we also established new positions in the financial, information technology, and industrial sectors: Banco do Brasil SA, Sabre Corp, and KION Group AG.

The Fund also re-initiated a position in Carrefour SA, which it had previously eliminated during the fiscal year as prices depreciated to more attractive levels.

Eliminations in the Fund

We eliminated positions in the following companies as prices appreciated: New Gold Inc, Carrefour SA (later re-initiated, as described above), Crescent Point Energy Corp, Cenovus Energy Inc, Banco do Brasil SA, and Centerra Gold Inc.

The Fund also eliminated positions in China Mobile Ltd and China Telecom Corp Ltd. An executive order required us to divest of both companies prior to June 3, 2022. As we have previously discussed, this is a requirement that does not harm the Chinese government but does hurt western shareholders that are forced to sell at low prices. It is unfortunate that we were forced to sell.

Summary

We continue to be excited by the portfolio’s significant potential for upside over the long run. Bear markets and swift downdrafts are painful, but it is important to keep in mind that they create excellent buying opportunities, which can enhance future returns. Our investment process is centered on buying and holding companies trading at significant discounts to their risk-adjusted intrinsic value, and we view volatility as an opportunity to add and trim. We believe that current investor misperception of real interest rate (vs nominal), volatility (vs risk), inflation (vs monthly Consumer Price Index numbers), and even whether valuation still matters, have led to an extraordinarily large degree of inefficiency in the marketplace. It is our privilege to continue to play the role of trusted investor and fiduciary, using our experience and independent thought to research and select companies that have the ability to provide significant returns for our investors. You can count on us to employ our disciplined, fundamentals-based, long-term approach that has produced a proven track record throughout full market cycles. As always, thank you for your support.

Kind Regards,

Mark McKinney, Co-Portfolio Manager

David B. Iben, Co-Portfolio Manager, Chief Investment Officer for Kopernik Global Investors, LLC

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Definition of Comparative Index

MSCI All Country World Index ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World ex-US Index captures large and mid-cap representation across 22 developed (excluding the United States) and 26 emerging market country indexes.

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GROWTH OF A $1,000,000 INVESTMENT (UNAUDITED)

	Annualized Total Return for the Year Ended October 31, 2022(1)

	One Year Return	Annualized Three Year Return	Annualized Five Year Return	Annualized Inception to Date*
Class A Shares, with load**	-25.34%	9.42%	4.27%	3.68%
Class A Shares, without load**	-20.79%	11.58%	5.52%	4.36%
Class I Shares	-20.64%	11.82%	5.78%	4.60%
MSCI All Country World Index	-19.96%	4.85%	5.24%	6.45%

* Commenced operations on November 1, 2013.

** Refers to the individual maximum sales charge of 5.75%.

^ The graph is based on Class I Shares only; performance for Class A Shares would have been lower due to differences in fee structures.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 11.

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OCTOBER 31, 2022

GROWTH OF A $1,000,000 INVESTMENT (UNAUDITED)

	Annualized Total Return for the Year Ended October 31, 2022(1)

	One Year Return	Annualized Three Year Return	Annualized Five Year Return	Annualized Inception to Date
Class I Shares	-24.02%	4.10%	3.74%	5.21%*
Investor Shares	-24.26%	3.82%	N/A	5.38%**
MSCI All Country World ex-US Index	-24.73%	-1.68%	-0.60%	1.74%

* Class I Shares commenced operations on June 30, 2015.

** Investor Class Shares commenced operations on December 10, 2018.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

N/A – Not Applicable

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 18.

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SECTOR WEIGHTINGS (UNAUDITED)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 86.5%	Shares	Value

AUSTRALIA — 3.8%

Newcrest Mining, Ltd.	6,292,399	$69,832,809

BRAZIL — 2.3%

Centrais Eletricas Brasileiras SA	4,335,411	41,889,529

CANADA — 19.6%

Artemis Gold, Inc. * †	310,841	853,338

Artemis Gold, Inc. * (A)	5,218,524	14,326,187

Bear Creek Mining Corp. * (A)	3,625,815	1,011,348

Cameco Corp.	1,449,520	34,382,615

Dundee Corp., Cl A * (A)(B)	2,419,423	2,184,380

Equinox Gold * (A)	8,230,434	27,125,664

Fission Uranium Corp. * (A)	23,309,500	12,147,939

Gabriel Resources, Ltd. * (A)(B)	60,679,056	8,462,598

IAMGOLD * (A)	13,262,737	19,363,596

International Tower Hill Mines, Ltd. * (A)(B)	6,548,183	2,828,815

Ivanhoe Mines, Ltd., Cl A *	2,672,000	18,534,444

MEG Energy Corp. *	812,585	12,149,856

New Gold, Inc. *	1,432,985	1,281,375

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued	Shares	Value

CANADA — continued

NexGen Energy, Ltd. *	5,421,009	$22,760,797

Northern Dynasty Minerals, Ltd. (CAD) * (A)	2,873,848	696,128

Northern Dynasty Minerals, Ltd. (USD) *	15,400,762	3,896,393

Novagold Resources, Inc. *	2,955,724	13,685,002

Pan American Silver Corp.	529,395	8,451,823

Perpetua Resources * (A)	2,329,638	5,474,649

Sabina Gold & Silver *	11,941,754	9,729,766

Seabridge Gold, Inc. (CAD) *	1,422,848	15,196,123

Seabridge Gold, Inc. (USD) *	1,233,038	13,193,507

Sprott, Inc.	275,177	9,863,026

Turquoise Hill Resources, Ltd. *	1,402,517	39,424,753

Western Copper & Gold Corp. *	2,339,413	3,039,425

Wheaton Precious Metals Corp.	1,683,090	55,020,212

		355,083,759

CHINA — 5.1%

Alibaba Group Holding ADR *	190,470	12,110,083

CGN Power, Cl H (C)	162,713,000	32,958,625

China Communications Services, Cl H	38,074,000	10,622,392

Guangshen Railway Co., Ltd., Cl H * (A)	46,838,679	6,086,316

Hi Sun Technology China, Ltd. *(B)	50,139,000	4,982,187

Shanghai Electric Group Co., Ltd., Cl H *	44,488,000	8,671,296

Sinopec Engineering Group, Cl H	11,534,000	4,128,915

Sinopharm Group, Cl H	7,202,000	13,725,697

		93,285,511

FRANCE — 1.9%

Carrefour SA	635,961	10,234,931

Electricite de France SA	1,989,168	23,491,247

		33,726,178

GERMANY — 1.1%

BASF	226,597	10,174,461

KION Group	452,701	10,052,665

		20,227,126

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued	Shares	Value

GREECE — 0.3%

Tsakos Energy Navigation, Ltd.	301,654	$5,218,614

HONG KONG — 2.7%

CK Hutchison Holdings, Ltd.	5,164,000	25,656,685

First Pacific	31,800,000	8,426,363

Luks Group Vietnam Holdings Co., Ltd. (A)(B)	9,255,000	1,167,243

SJM Holdings, Ltd. *	14,016,310	4,374,712

United Laboratories International Holdings, Ltd.	1,444,000	605,220

WH Group, Ltd. (C)	16,556,000	8,373,280

		48,603,503

INDONESIA — 0.0%

Indofood Sukses Makmur	478,100	197,708

JAPAN — 10.6%

Fukuda Corp. (A)	206,800	6,745,217

Icom, Inc.	308,600	5,188,473

Inpex Corp.	917,000	9,361,485

Japan Petroleum Exploration Co., Ltd.	387,200	10,051,394

Kamigumi Co., Ltd.	880,750	16,750,805

Kato Sangyo Co., Ltd.	442,900	10,365,459

KYORIN Holdings, Inc.	1,064,000	13,159,124

Medipal Holdings	374,000	4,640,573

Mitsubishi Corp.	1,032,000	27,976,677

Mitsui & Co., Ltd.	1,393,300	30,856,027

Organo Corp.	362,000	6,268,872

Ryosan	175,000	3,098,793

Suzuken Co., Ltd.	870,700	19,382,071

Tachi-S Co., Ltd., Cl S	372,700	2,764,640

Toho Holdings Co., Ltd.	757,600	10,302,076

West Japan Railway Co.	406,500	16,132,059

		193,043,745

KAZAKHSTAN — 3.9%

Halyk Savings Bank of Kazakhstan JSC GDR (B)	1,812,357	18,304,806

NAC Kazatomprom JSC GDR	857,163	22,629,103

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued	Shares	Value

KAZAKHSTAN — continued

NAC Kazatomprom JSC GDR (C)	1,110,803	$29,325,199

		70,259,108

LEBANON — 0.1%

Solidere ADR *(B)(D)	174,732	1,436,297

MALAYSIA — 0.3%

Genting Plantations	13,500	17,475

Oriental Holdings (B)	3,509,400	4,943,444

		4,960,919

NETHERLANDS — 0.0%

AerCap Holdings *	39	2,083

NORWAY — 0.6%

Stolt-Nielsen, Ltd.	472,733	11,345,246

RUSSIA — 5.1%

Etalon Group GDR (A)(B)(D)	12,510,957	3,265,360

Federal Grid Unified Energy System PJSC *(D)	17,511,927,373	7,366,016

Gazprom PJSC (B)(D)	25,899,221	21,807,144

Lenta International PJSC GDR *(D)	6,287,850	4,694,509

LSR Group PJSC, Cl A *(D)	1,673,664	3,955,295

Moscow Exchange MICEX-RTS PJSC *(D)	14,084,614	5,853,570

Polyus PJSC GDR (D)	613,103	9,095,506

RusHydro PJSC (B)(D)	6,529,118,388	24,810,650

Sberbank of Russia PJSC *(D)	12,648,865	7,717,133

VTB Bank PJSC *(D)	47,423,109,862	3,897,790

		92,462,973

SINGAPORE — 4.2%

First Resources, Ltd.	18,751,400	19,736,922

Golden Agri-Resources, Ltd. (A)	252,297,400	51,685,678

Yoma Strategic Holdings, Ltd. * (A)	66,818,200	3,917,710

		75,340,310

SOUTH AFRICA — 3.8%

Gold Fields, Ltd.	1,833,123	14,818,669

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued	Shares	Value

SOUTH AFRICA — continued

Harmony Gold Mining	64,096	$177,576

Harmony Gold Mining ADR	11,672,092	32,681,858

Impala Platinum Holdings, Ltd.	2,012,124	20,604,588

		68,282,691

SOUTH KOREA — 12.1%

DL E&C Co., Ltd.	243,899	5,898,642

GS Holdings	129,241	4,173,601

Hana Financial Group	516,148	14,946,895

Hankook Tire Worldwide Co., Ltd.	1,356,342	12,235,596

Hyundai Department Store	381,790	14,500,221

Korea Electric Power Corp. *	966,319	11,362,872

Korea Electric Power Corp. ADR *	232,125	1,362,574

Korean Reinsurance	1,044,737	5,390,724

KT Corp.	2,451,325	62,984,657

KT Corp. ADR	1,373,982	17,463,311

LG Corp.	580,686	32,286,378

LG Uplus	3,327,126	26,744,072

Lotte Chemical	77,534	8,055,763

LX Holdings *	36,588	222,952

PHA Co., Ltd.	420,687	1,801,531

		219,429,789

SRI LANKA — 0.1%

Hemas Holdings PLC (A)(B)	16,019,905	2,415,039

SWITZERLAND — 0.1%

Credit Suisse Group ADR	341,151	1,405,542

THAILAND — 0.2%

Kasikornbank PLC	1,145,400	4,393,810

UKRAINE — 1.2%

Astarta Holding NV * (A)	659,000	2,683,429

Kernel Holding SA (A)	2,396,708	8,308,480

MHP SE (LSE Shares) GDR (A)(B)	3,341,866	9,858,505

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued	Shares	Value

UKRAINE — continued

MHP SE (USD Shares) GDR (B)(C)	44,627	$131,650

		20,982,064

UNITED KINGDOM — 1.2%

Yellow Cake PLC * (A)(C)	4,546,254	22,345,720

UNITED STATES — 6.2%

Air Lease, Cl A	172,475	6,086,643

Hyster-Yale Materials Handling	151,337	4,412,987

Ivanhoe Electric *(B)	576,988	6,035,295

Range Resources Corp.	1,285,043	36,598,025

Royal Gold, Inc.	50,738	4,818,080

Sabre *	1,642,459	9,542,687

SkyWest, Inc. *	235,650	4,166,292

Southwestern Energy Co. *	5,781,051	40,062,683

		111,722,692

TOTAL COMMON STOCK

(Cost $1,849,611,321)		1,567,892,765

UNIT TRUST FUND — 3.0%

CANADA — 3.0%

Sprott Physical Uranium Trust *	4,182,765	53,975,123

TOTAL UNIT TRUST FUND

(Cost $34,805,342)		53,975,123

PREFERRED STOCK — 2.4%

CANADA — 0.1%

Gabriel Resources, Ltd.0.000%* (A)(B)(E)	4,960,582	691,827

Gabriel Resources, Ltd. 0.000%* † (A)(B)(E)	3,471,971	484,218

		1,176,045

GERMANY — 0.5%

Draegerwerk & KGaA 0.900%(A)	221,286	8,911,447

SOUTH KOREA — 1.8%

Hyundai Motor Co.4.170%	141,440	7,784,686

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2022

PREFERRED STOCK — continued	Shares	Value

SOUTH KOREA — continued

Hyundai Motor Co., Series 2 4.170%	462,137	$25,889,665

		33,674,351

TOTAL PREFERRED STOCK (Cost $57,838,209)		43,761,843

RIGHTS — 0.1%	Number of Rights

CANADA — 0.1%

Pan American Silver Corp., Expires 02/22/29#(B)(D)	2,532,384	1,519,430

TOTAL RIGHTS

(Cost $–)		1,519,430

CONVERTIBLE BOND — 0.0%	Face Amount

INDIA — 0.0%

REI Agro, Ltd. 5.500%, 13/11/14(D)	$723,000	—

TOTAL CONVERTIBLE BOND

(Cost $723,000)		—

U.S. TREASURY OBLIGATIONS — 5.4%

United States Treasury Bills

3.132%, 07/13/23(F)	$59,062,500	57,300,821

3.036%, 02/16/23(F)	41,265,100	40,763,977

TOTAL U.S. TREASURY OBLIGATIONS

(Cost $98,695,096)		98,064,798

SHORT TERM INVESTMENT — 0.6%	Shares

Dreyfus Treasury Securities Cash Management Fund, Cl Participant Shares, 2.610%(G)	10,379,746	10,379,746

TOTAL SHORT TERM INVESTMENT

(Cost $10,379,746)		10,379,746

TOTAL INVESTMENTS— 98.0%

(Cost $2,052,052,714)		$1,775,593,705

Other Assets and Liabilities, Net — 2.0%		35,900,715

NET ASSETS — 100.0%		$1,811,494,420

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2022

†	Restricted Equity.
#	Strike price unavailable.
(A)	Affiliated investment.
(B)	Securities considered illiquid. The total value of such securities as of October 31, 2022 was $115,328,888 and represented 6.5% of Net Assets.
(C)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2022 was $93,134,474 and represents 5.1% of Net Assets.

(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Rate unavailable.
(F)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(G)	The rate reported is the 7-day effective yield as of October 31, 2022.

ADR — American Depositary Receipt

CAD — Canadian Dollar

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

LSE — London Stock Exchange

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

USD — United States Dollar

The following is a summary of the level of inputs us as of October 31, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock

Australia	$69,832,809	$—	$—	$69,832,809

Brazil	41,889,529	—	—	41,889,529

Canada	355,083,759	—	—	355,083,759

China	93,285,511	—	—	93,285,511

France	33,726,178	—	—	33,726,178

Germany	20,227,126	—	—	20,227,126

Greece	5,218,614	—	—	5,218,614

Hong Kong	48,603,503	—	—	48,603,503

Indonesia	197,708	—	—	197,708

Japan	193,043,745	—	—	193,043,745

Kazakhstan	70,259,108	—	—	70,259,108

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2022

Investments in Securities	Level 1	Level 2	Level 3	Total
Lebanon	$—	$—	$1,436,297	$1,436,297

Malaysia	4,960,919	—	—	4,960,919

Netherlands	2,083	—	—	2,083

Norway	11,345,246	—	—	11,345,246

Russia	—	—	92,462,973	92,462,973

Singapore	75,340,310	—	—	75,340,310

South Africa	68,282,691	—	—	68,282,691

South Korea	219,429,789	—	—	219,429,789

Sri Lanka	2,415,039	—	—	2,415,039

Switzerland	1,405,542	—	—	1,405,542

Thailand	4,393,810	—	—	4,393,810

Ukraine	20,982,064	—	—	20,982,064

United Kingdom	22,345,720	—	—	22,345,720

United States	111,722,692	—	—	111,722,692

Total Common Stock	1,473,993,495	—	93,899,270	1,567,892,765

Unit Trust Fund

Canada	53,975,123	—	—	53,975,123

Preferred Stock

Canada	1,176,045	—	—	1,176,045
Germany	8,911,447	—	—	8,911,447
South Korea	33,674,351	—	—	33,674,351

Total Preferred Stock	43,761,843	—	—	43,761,843

Rights

Canada	—	—	1,519,430	1,519,430

Convertible Bond

India	—	—	—	—

U.S. Treasury Obligations

United States	—	98,064,798	—	98,064,798

Short Term Investment

United States	10,379,746	—	—	10,379,746

Total Investments in Securities	$1,582,110,207	$98,064,798	$95,418,700	$1,775,593,705

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2022

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Convertible Bond	Rights	Total
Beginning balance as of November 1, 2021	$773,451	$ —	$1,873,458	$2,646,909
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/(depreciation)	662,846	—	(354,028)	308,818
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers into Level 3	92,462,973	—	—	92,462,973
Transfers out of Level 3	—	—	—	—

Ending balance as of October 31, 2022	$93,899,270	$ —	$1,519,430	$95,418,700

Change in unrealized gains (losses) included in earnings related to securities still held at reporting period date	$662,846	$ —	$(354,028)	$308,818

For the year ended October 31, 2022, transfers in and out of Level 3 were due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2022

As of October 31, 2022, the Global All Cap Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings or acquired through restructuring and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at October 31, 2022, were as follows:

Description	Number of Shares	Acquisition Date/Right to Acquire Date	Cost	Market Value

Common Stock
Artemis Gold, Inc.	310,841	5/12/2021	$1,896,130	$853,338
Gabriel Resources, Ltd.	3,471,971	5/31/2021	704,137	484,218

			$2,600,267	$1,337,556

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the year from October 31, 2021 through October 31, 2022. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:

Value as of 10/31/2021	Purchases at Cost	Proceeds from Sale	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value as of 10/31/2022	Dividend/ Interest Income
Artemis Gold, Inc.
$ 13,996,358	$11,679,882	$—	$—	$(10,496,715)	$15,179,525	$—
Astarta Holding NV
8,936,097	—	—	—	(6,252,668)	2,683,429	—
Bear Creek Mining Corp.
5,097,704	—	—	—	(4,086,356)	1,011,348	—
Draegerwerk & KGaA
5,085,556	7,941,006	—	—	(4,115,115)	8,911,447	21,136
Dundee Corp., Cl A
2,893,298	—	—	—	(708,918)	2,184,380	—
Equinox Gold
22,293,959	46,893,519	(17,750,888)	(15,483,174)	(8,827,752)	27,125,664	—
Etalon Group GDR
16,219,802	3,030,227	309,538	(309,538)	(15,984,669)	3,265,360	1,596,035
Fission Uranium Corp.
13,115,966	5,022,269	—	—	(5,990,296)	12,147,939	—
Fukuda Corp.
3,384,295	4,381,465	—	—	(1,020,543)	6,745,217	150,978
Gabriel Resources, Ltd.
11,521,960	—	—	—	(3,059,362)	8,462,598	—
Gabriel Resources, Ltd.
659,271	—	—	—	(175,053)	484,218	—
Gabriel Resources, Ltd.
—	834,788	—	—	(142,961)	691,827	—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2022

Value as of 10/31/2021	Purchases at Cost	Proceeds from Sale	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value as of 10/31/2022	Dividend/ Interest Income
Golden Agri-Resources, Ltd.
$ 44,553,034	$13,925,049	$(10,328,994)	$(2,708,762)	$6,245,351	$51,685,67	$82,793,231
Guangshen Railway Co., Ltd., Cl H
7,474,415	772,195	—	—	(2,160,294)	6,086,316	—
Hemas Holdings PLC
5,789,372	—	—	—	(3,374,333)	2,415,039	86,857
IAMGOLD
5,826,925	31,896,260	(6,727,106)	(9,654,637)	(1,977,846)	19,363,596	—
International Tower Hill Mines, Ltd.
4,245,588	808,852	—	—	(2,225,625)	2,828,815	—
Kernel Holding SA
24,091,785	9,307,745	(297,634)	(1,167,108)	(23,626,308)	8,308,480	913,558
Luks Group Vietnam Holdings Co., Ltd.
1,582,051	—	—	—	(414,808)	1,167,243	58,974
MHP SE (LSE Shares) GDR
25,400,325	—	(1,043)	(2,810)	(15,537,967)	9,858,505	11,616
Northern Dynasty Minerals, Ltd. (CAD)
1,253,941	—	—	—	(557,813)	696,128	—
Perpetua Resources
—	7,485,127	—	—	(2,010,478)	5,474,649	—
Yellow Cake PLC
18,551,677	2,666,923	—	—	1,127,120	22,345,720	—
Yoma Strategic Holdings, Ltd.
6,185,000	623,840	—	—	(2,891,130)	3,917,710	—

Totals:
$ 248,158,379	$147,269,147	$(34,796,127)	$(29,326,029)	$(108,264,539)	$223,040,831	$5,632,385

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 78.3%	Shares	Value

AUSTRALIA — 4.3%

Newcrest Mining, Ltd.	1,995,404	$22,144,919

BRAZIL — 0.6%

Centrais Eletricas Brasileiras SA	332,360	3,211,323

CANADA — 16.2%

Cameco Corp.	534,530	12,679,052

Equinox Gold * (A)	447,903	1,476,188

Ivanhoe Mines, Ltd., Cl A *	1,328,853	9,217,647

MEG Energy Corp. *	590,278	8,825,899

Novagold Resources, Inc. *	1,206,802	5,587,493

Pan American Silver Corp.	301,776	4,817,872

Seabridge Gold, Inc. (USD) *	612,083	6,549,288

Turquoise Hill Resources, Ltd. *	674,523	18,960,841

Wheaton Precious Metals Corp.	470,122	15,368,288

		83,482,568

CHINA — 6.6%

Alibaba Group Holding ADR *	85,531	5,438,061

Alibaba Group Holding, Ltd. *	320,000	2,505,080

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2022

COMMON STOCK — continued	Shares	Value

CHINA — continued

CGN Power, Cl H (B)	34,851,000	$7,059,307

China Communications Services, Cl H	10,694,000	2,983,555

China Shenhua Energy Co., Ltd., Cl H	990,000	2,604,384

Guangshen Railway Co., Ltd., Cl H * (A)	10,844,000	1,409,092

PAX Global Technology, Ltd.	3,092,000	2,430,381

Shanghai Electric Group Co., Ltd., Cl H *	12,578,000	2,451,618

Shanghai Mechanical and Electrical Industry, Cl B	4,311,615	4,440,963

Sinopharm Group, Cl H	1,330,000	2,534,737

		33,857,178

FRANCE — 1.1%

Carrefour SA	184,119	2,963,146

Electricite de France SA	227,085	2,681,779

		5,644,925

GERMANY — 2.3%

BASF	192,457	8,641,536

KION Group	138,132	3,067,355

		11,708,891

HONG KONG — 4.1%

CK Hutchison Holdings, Ltd.	1,399,000	6,950,756

K Wah International Holdings, Ltd.	7,399,000	2,073,697

SJM Holdings, Ltd. *	29,816,443	9,306,184

WH Group, Ltd. (B)	5,935,000	3,001,656

		21,332,293

INDONESIA — 1.2%

Indofood Sukses Makmur	14,892,800	6,158,587

JAPAN — 6.5%

Inpex Corp.	507,500	5,180,974

Kamigumi Co., Ltd.	244,200	4,644,390

Mitsubishi Corp.	135,400	3,670,584

Mitsui & Co., Ltd.	193,800	4,291,896

Suzuken Co., Ltd.	174,400	3,882,202

Tachi-S Co., Ltd., Cl S	393,800	2,921,157

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2022

COMMON STOCK — continued	Shares	Value

JAPAN — continued

Toho Holdings Co., Ltd.	223,400	$3,037,861

TS Tech	141,600	1,480,803

West Japan Railway Co.	115,400	4,579,679

		33,689,546

KAZAKHSTAN — 5.0%

Halyk Savings Bank of Kazakhstan JSC GDR (C)	748,907	7,563,961

NAC Kazatomprom JSC GDR	359,599	9,493,414

NAC Kazatomprom JSC GDR (B)	335,296	8,851,814

		25,909,189

NETHERLANDS — 0.5%

AerCap Holdings *	52,267	2,791,580

RUSSIA — 7.2%

Federal Grid Unified Energy System PJSC *(D)	3,021,385,233	1,270,881

Gazprom Neft PJSC (D)	2,817,940	5,865,221

Gazprom PJSC (D)	8,122,810	6,676,282

Lenta International PJSC GDR *(D)	1,271,467	949,277

LSR Group PJSC, Cl A *(D)	510,671	1,206,846

Moscow Exchange MICEX-RTS PJSC *(D)	5,746,159	2,388,106

Polyus PJSC GDR *(D)	249,258	3,697,792

RusHydro PJSC (D)	991,278,397	3,706,311

Sberbank of Russia PJSC *(D)	8,292,394	5,059,229

VEON ADR *†	16,018,241	5,124,235

VTB Bank PJSC *(D)	11,647,406,497	957,321

		36,901,501

SINGAPORE — 2.5%

Golden Agri-Resources, Ltd. (A)	61,754,700	12,651,076

SOUTH AFRICA — 2.4%

Gold Fields, Ltd.	1,157,741	9,358,991

Impala Platinum Holdings, Ltd.	282,764	2,895,565

		12,254,556

SOUTH KOREA — 11.0%

DL E&C Co., Ltd.	125,369	3,032,021

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2022

COMMON STOCK — continued	Shares	Value

SOUTH KOREA — continued

GS Holdings	94,295	$3,045,084

Hana Financial Group	45,885	1,328,763

Hyundai Mobis, Co., Ltd.	36,316	5,583,351

Korea Electric Power Corp. *	328,926	3,867,816

Korea Electric Power Corp. ADR *	319,396	1,874,854

KT Corp.	656,440	16,866,653

KT Corp. ADR	594,397	7,554,786

LG Corp.	141,069	7,843,494

LG Uplus	13,539	108,829

Lotte Chemical	50,586	5,255,873

		56,361,524

UKRAINE — 0.5%

MHP SA GDR (A)(C)	792,536	2,337,981

UNITED KINGDOM — 2.2%

Fresnillo PLC	601,601	5,029,497

Yellow Cake PLC * (A)(B)	1,253,569	6,161,535

		11,191,032

UNITED STATES — 4.1%

Air Lease, Cl A	70,464	2,486,675

Royal Gold, Inc.	137,244	13,032,690

Sabre*	971,703	5,645,594

		21,164,959

TOTAL COMMON STOCK (Cost $506,239,916)		402,793,628

EXCHANGE TRADED FUND — 0.5%

Global X Silver Miners ETF	103,627	2,592,748

TOTAL EXCHANGE TRADED FUND (Cost $2,428,323)		2,592,748

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2022

PREFERRED STOCK — 0.3%	Shares	Value

SOUTH KOREA — 0.3%

Hyundai Motor Co., Series 2 4.170%	23,186	$1,298,917

TOTAL PREFERRED STOCK (Cost $1,340,061)		1,298,917

UNIT TRUST FUND — 0.0%

CANADA — 0.0%

Sprott Physical Uranium Trust *	9,565	123,428

TOTAL UNIT TRUST FUND (Cost $104,739)		123,428

U.S. TREASURY OBLIGATIONS — 15.7%	Face Amount

United States Treasury Bills

3.036%, 02/16/23(E)	$40,023,200	39,537,158

2.851%, 11/08/22(E)	41,251,000	41,228,897

TOTAL U.S. TREASURY OBLIGATIONS (Cost $80,895,696)		80,766,055

SHORT TERM INVESTMENT — 1.2%	Shares

Dreyfus Treasury Securities Cash Management Fund, Cl Participant Shares, 2.610%(F)	6,023,591	6,023,591

TOTAL SHORT TERM INVESTMENT (Cost $6,023,591)		6,023,591

TOTAL INVESTMENTS— 96.0% (Cost $597,032,326)		$493,598,367

Other Assets and Liabilities, Net — 4.0%		20,593,682

NET ASSETS — 100.0%		$514,192,049

*	Non-income producing security.
†	Security is currently trading and incorporated in Bermuda. Headquarters are located in Netherlands.
(A)	Affiliated investment.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2022 was $25,074,312 and represents 4.9% of Net Assets.

(C)	Securities considered illiquid. The total value of such securities as of October 31, 2022 was $9,901,942 and represented 1.9% of Net Assets.
(D)	Level 3 security in accordance with fair value hierarchy.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2022

(E)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(F)	The rate reported is the 7-day effective yield as of October 31, 2022.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

The following is a summary of the level of inputs us as of October 31, 2022, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock

Australia	$22,144,919	$—	$—	$22,144,919

Brazil	3,211,323	—	—	3,211,323

Canada	83,482,568	—	—	83,482,568

China	33,857,178	—	—	33,857,178

France	5,644,925	—	—	5,644,925

Germany	11,708,891	—	—	11,708,891

Hong Kong	21,332,293	—	—	21,332,293

Indonesia	6,158,587	—	—	6,158,587

Japan	33,689,546	—	—	33,689,546

Kazakhstan	25,909,189	—	—	25,909,189

Netherlands	2,791,580	—	—	2,791,580

Russia	5,124,235	—	31,777,266	36,901,501

Singapore	12,651,076	—	—	12,651,076

South Africa	12,254,556	—	—	12,254,556

South Korea	56,361,524	—	—	56,361,524

Ukraine	2,337,981	—	—	2,337,981

United Kingdom	11,191,032	—	—	11,191,032

United States	21,164,959	—	—	21,164,959

Total Common Stock	371,016,362	—	31,777,266	402,793,628

Exchange Traded Fund

United States	2,592,748	—	—	2,592,748

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2022

Investments in Securities	Level 1	Level 2	Level 3	Total

Preferred Stock
South Korea	$1,298,917	$—	$—	$1,298,917

Unit Trust Fund
Canada	123,428	—	—	123,428

U.S. Treasury Obligations
United States	—	80,766,055	—	80,766,055

Short Term Investment
United States	6,023,591	—	—	6,023,591

Total Investments in Securities	$381,055,046	$80,766,055	$31,777,266	$493,598,367

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock

Beginning balance as of November 1, 2021	$—

Accrued discounts/premiums	—

Realized gain/(loss)	—

Change in unrealized appreciation/(depreciation)	—

Purchases	—

Sales	—

Transfers into Level 3	31,777,266

Transfers out of Level 3	—

Ending balance as of October 31, 2022	$31,777,266

Change in unrealized gains (losses) included in earnings related to securities still held at reporting period date	$—

For the year ended October 31, 2022, transfers in and out of Level 3 were due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2022

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the year from October 31, 2021 through October 31, 2022 As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:

Value as of 10/31/2021	Purchases at Cost	Proceeds from Sale	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value as of 10/31/2022	Dividend/ Interest Income
Equinox Gold
$ 4,021,502	$4,128,696	$(3,054,347)	$(3,535,295)	$(84,368)	$1,476,188	$—
Golden Agri-Resources, Ltd.
12,995,769	2,702,545	(4,173,213)	623,271	502,704	12,651,076	718,255
Guangshen Railway Co., Ltd., Cl H
1,909,425	—	—	—	(500,333)	1,409,092	—
MHP SA GDR
4,347,618	1,172,167	—	—	(3,181,804)	2,337,981	148,906
Yellow Cake PLC
5,580,239	2,378,890	(2,381,269)	378,498	205,177	6,161,535	—

Totals:
$ 28,854,553	$10,382,298	$(9,608,829)	$(2,533,526)	$(3,058,624)	$24,035,872	$867,161

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All-Cap Fund	Kopernik International Fund
Assets:

Investments, at Value (Cost $1,864,958,574 and $583,322,615)	$1,552,552,874	$469,562,495

Affiliated Investments, at Value (Cost $187,094,140 and $13,709,711)	223,040,831	24,035,872

Cash	16,371,472	27,414,147

Foreign Currency, at Value (Cost $15,416,920 and $2,904,740)	17,368,961	3,481,290

Receivable for Investment Securities Sold	11,866,993	7,597,644

Dividend and Interest Receivable	4,443,253	1,231,961

Receivable for Capital Shares Sold	2,471,065	1,683,549

Reclaim Receivable	905,110	106,633

Unrealized Gain on Foreign Spot Currency Contracts	2,580	—

Prepaid Expenses	31,752	26,550

Total Assets	1,829,054,891	535,140,141

Liabilities:

Payable for Investment Securities Purchased	15,544,894	20,344,087

Payable for Capital Shares Redeemed	247,943	50,060

Unrealized Loss on Foreign Spot Currency Contracts	—	120

Payable due to Adviser	1,374,938	393,676

Payable due to Administrator	107,876	30,887

Distribution Fees Payable (Class A Shares)	13,887	2,260

Payable due to Trustees	10,334	2,945

Chief Compliance Officer Fees Payable	2,911	829

Other Accrued Expenses and Other Payables	257,688	123,228

Total Liabilities	17,560,471	20,948,092

Net Assets	$1,811,494,420	$514,192,049

Net Assets Consist of:
Paid-in Capital	$1,988,940,630	$615,966,224
Total Distributable Loss	(177,446,210)	(101,774,175)

Net Assets	$1,811,494,420	$514,192,049

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All-Cap Fund	Kopernik International Fund
Class A Shares:
Net Assets	$70,443,035	N/A
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	6,095,555	N/A
Net Asset Value Offering and Redemption Price, Per Share*	$11.56	N/A

Maximum Offering Price Per Share ($ 11.56/94.25%)	$12.27	N/A

Class I Shares:
Net Assets	$1,741,051,385	$502,670,995
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	151,118,071	40,179,975
Net Asset Value Offering and Redemption Price, Per Share	$11.52	$12.51

Investor Shares:
Net Assets	N/A	$11,521,054
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	N/A	925,948
Net Asset Value Offering and Redemption Price, Per Share	N/A	$12.44

* Class A Shares are subject to a maximum contingent deferred sales charge of 0.75% if shares are redeemed within 18 months of purchase.

N/A — not applicable

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
For the year ended
October 31, 2022

STATEMENTS OF OPERATIONS
	Kopernik Global All-Cap Fund	Kopernik International Fund
Investment Income:

Dividends	$42,124,680	$11,507,840

Dividends from Affiliated Investments	5,632,385	867,161

Interest	2,107,986	1,211,789

Less: Foreign Taxes Withheld	(4,729,596)	(1,264,761)

Total Investment Income	45,135,455	12,322,029

Expenses:

Investment Advisory Fees	18,937,277	5,258,986

Administration Fees	1,498,102	416,327

Distribution Fees (Class A Shares)	227,687	29,311

Trustees’ Fees	40,580	11,103

Chief Compliance Officer Fees	8,517	4,155

Custodian Fees	518,078	164,909

Transfer Agent Fees	112,983	70,421

Registration and Filing Fees	82,519	108,756

Printing Fees	64,974	24,952

Legal Fees	37,571	10,735

Audit Fees	21,902	26,902

Other Expenses	62,472	17,998

Total Expenses	21,612,662	6,144,555

Less:

Fees Paid Indirectly — Note 4	(3,658)	(1,978)

Net Expenses	21,609,004	6,142,577

Net Investment Income	23,526,451	6,179,452

Net Realized Gain (Loss) on:

Investments	245,133,834	17,760,945

Affiliated Investments	(29,326,029)	(2,533,526)

Purchased Options	13,505,700	—

Foreign Currency Transactions	(1,569,333)	(348,585)

Net Realized Gain	227,744,172	14,878,834

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	(636,000,175)	(186,428,153)

Affiliated Investments	(108,264,539)	(3,058,624)

Purchased Options	2,043,790	—

Foreign Currency Transactions	1,436,693	485,723

Net Change in Unrealized Depreciation	(740,784,231)	(189,001,054)

Net Realized and Unrealized Loss	(513,040,059)	(174,122,220)

Net Decrease in Net Assets Resulting from Operations	$(489,513,608)	$(167,942,768)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$23,526,451	$19,656,796

Net Realized Gain	227,744,172	93,760,586

Net Change in Unrealized Appreciation (Depreciation)	(740,784,231)	477,319,664

Net Increase (Decrease) in Net Assets Resulting From Operations	(489,513,608)	590,737,046

Distributions:
Class A Shares	(8,728,029)	(3,267,954)

Class I Shares	(188,247,298)	(62,824,946)

Total Distributions	(196,975,327)	(66,092,900)

Capital Share Transactions:(1)

Class A Shares

Issued	26,291,643	44,061,843
Reinvestment of Distributions	6,523,848	2,760,218

Redeemed	(38,144,477)	(27,235,290)

Net Class A Share Transactions	(5,328,986)	19,586,771

Class I Shares

Issued	451,004,682	976,403,280
Reinvestment of Distributions	142,111,899	43,187,195

Redeemed	(457,720,571)	(347,853,890)

Net Class I Share Transactions	135,396,010	671,736,585

Net Increase in Net Assets From Capital Share Transactions	130,067,024	691,323,356

Total Increase (Decrease) in Net Assets	(556,421,911)	1,215,967,502

Net Assets:
Beginning of Year	2,367,916,331	1,151,948,829

End of Year	$1,811,494,420	$2,367,916,331

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:

Net Investment Income	$6,179,452	$3,247,140

Net Realized Gain	14,878,834	21,824,259

Net Change in Unrealized Appreciation (Depreciation)	(189,001,054)	71,475,016

Net Increase (Decrease) in Net Assets Resulting From Operations	(167,942,768)	96,546,415

Distributions:

Class I Shares	(32,578,533)	(7,396,925)

Investor Shares	(590,017)	(47,460)

Total Distributions	(33,168,550)	(7,444,385)

Capital Share Transactions:(1)

Class I Shares

Issued	391,630,329	310,899,893

Reinvestment of Distributions	25,377,608	5,485,612

Redeemed	(282,538,678)	(55,412,773)

Net Class I Share Transactions	134,469,259	260,972,732

Investor Shares

Issued	13,114,654	9,932,078

Reinvestment of Distributions	501,729	46,975

Redeemed	(5,396,717)	(4,644,422)

Net Investor Share Transactions	8,219,666	5,334,631

Net Increase in Net Assets From Capital Share Transactions	142,688,925	266,307,363

Total Increase (Decrease) in Net Assets	(58,422,393)	355,409,393

Net Assets:
Beginning of Year	572,614,442	217,205,049

End of Year	$514,192,049	$572,614,442

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Class A Shares

	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018

Net Asset Value, Beginning of Year	$ 15.91	$ 11.45	$ 9.75	$ 9.55	$ 10.78

Income (Loss) from Investment Operations:

Net Investment Income*	0.12	0.12	0.11	0.09	0.06

Net Realized and Unrealized Gain (Loss)	(3.21)	4.94	1.86	0.11	(0.85)

Total from Investment Operations	(3.09)	5.06	1.97	0.20	(0.79)

Dividends and Distributions:

Net Investment Income	(0.73)	(0.35)	(0.27)	—	(0.44)

Capital Gains	(0.53)	(0.25)	—	—	—

Total Dividends and Distributions	(1.26)	(0.60)	(0.27)	—	(0.44)

Net Asset Value, End of Year	$ 11.56	$ 15.91	$ 11.45	$ 9.75	$ 9.55

Total Return†	(20.79)%	45.38%	20.64%	2.09%	(7.76)%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$ 70,443	$ 105,632	$ 59,266	$ 56,434	$ 57,586

Ratio of Expenses to Average Net Assets(1)	1.26%	1.28%	1.30%	1.30%	1.29%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.26%	1.28%	1.30%	1.30%	1.29%

Ratio of Net Investment Income to Average Net Assets	0.87%	0.81%	1.01%	0.93%	0.54%

Portfolio Turnover Rate	58%	45%	50%	31%	44%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Class I Shares

	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018

Net Asset Value, Beginning of Year	$ 15.87	$ 11.41	$ 9.73	$ 9.53	$ 10.75

Income (Loss) from Investment Operations:

Net Investment Income*	0.15	0.15	0.13	0.12	0.08

Net Realized and Unrealized Gain (Loss)	(3.20)	4.93	1.85	0.10	(0.84)

Total from Investment Operations	(3.05)	5.08	1.98	0.22	(0.76)

Dividends and Distributions:

Net Investment Income	(0.77)	(0.37)	(0.30)	(0.02)	(0.46)

Capital Gains	(0.53)	(0.25)	—	—	—

Total Dividends and Distributions	(1.30)	(0.62)	(0.30)	(0.02)	(0.46)

Net Asset Value, End of Year	$ 11.52	$ 15.87	$ 11.41	$ 9.73	$ 9.53

Total Return†	(20.64)%	45.83%	20.81%	2.36%	(7.45)%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$ 1,741,051	$ 2,262,284	$ 1,092,683	$ 930,874	$ 988,391

Ratio of Expenses to Average Net Assets(1)	1.01%	1.03%	1.05%	1.05%	1.04%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.01%	1.03%	1.05%	1.05%	1.04%

Ratio of Net Investment Income to Average Net Assets	1.13%	1.06%	1.25%	1.18%	0.83%

Portfolio Turnover Rate	58%	45%	50%	31%	44%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Class I Shares

	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018

Net Asset Value, Beginning of Year	$ 17.42	$ 13.21	$ 12.38	$ 11.31	$ 11.92

Income (Loss) from Investment Operations:

Net Investment Income*	0.15	0.14	0.14	0.16	0.13

Net Realized and Unrealized Gain (Loss)	(4.13)	4.50	1.01	1.04	(0.58)

Total from Investment Operations	(3.98)	4.64	1.15	1.20	(0.45)

Dividends and Distributions:

Net Investment Income	(0.34)	(0.26)	(0.16)	(0.13)	(0.11)

Capital Gains	(0.59)	(0.17)	(0.16)	—	(0.05)

Total Dividends and Distributions	(0.93)	(0.43)	(0.32)	(0.13)	(0.16)

Net Asset Value, End of Year	$ 12.51	$ 17.42	$ 13.21	$ 12.38	$ 11.31

Total Return†	(24.02)%	35.71%	9.41%	10.78%	(3.83)%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$ 502,671	$ 565,278	$ 215,822	$ 168,011	$ 128,401

Ratio of Expenses to Average Net Assets(1)	1.04%	1.09%(2)	1.10%	1.10%	0.93%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.04%	1.06%	1.11%	1.12%	1.13%

Ratio of Net Investment Income to Average Net Assets	1.06%	0.83%	1.11%	1.32%	1.06%

Portfolio Turnover Rate	62%	56%	61%	45%	34%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year/Period

	Investor Shares

	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019 (1)

Net Asset Value, Beginning of Year/ Period	$ 17.36	$ 13.18	$ 12.36	$ 11.41

Income (Loss) from Investment Operations:

Net Investment Income*	0.13	0.11	0.13	0.14

Net Realized and Unrealized Gain (Loss)	(4.14)	4.48	0.98	0.94

Total from Investment Operations	(4.01)	4.59	1.11	1.08

Dividends and Distributions:

Net Investment Income	(0.32)	(0.24)	(0.13)	(0.13)

Capital Gains	(0.59)	(0.17)	(0.16)	—

Total Dividends and Distributions	(0.91)	(0.41)	(0.29)	(0.13)

Net Asset Value, End of Year/Period	$ 12.44	$ 17.36	$ 13.18	$ 12.36

Total Return†	(24.26)%	35.39%	9.12%	9.61%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$ 11,521	$ 7,336	$ 1,383	$ 250

Ratio of Expenses to Average Net Assets(2)	1.29%	1.34%(3)	1.35%	1.35%††

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.29%	1.31%	1.36%	1.37%††

Ratio of Net Investment Income to Average Net Assets	0.87%	0.68%	1.02%	1.32%††

Portfolio Turnover Rate	62%	56%	61%	45%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
(1)	Investor Class Shares commenced operations December 10, 2018.
(2)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(3)

Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees. Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 8 funds. The financial statements herein are those of the Kopernik Global All-Cap Fund and Kopernik International Fund (each a “Fund” and, collectively, the “Funds”). The investment objective of the Funds is long-term growth of capital. The Kopernik Global All-Cap Fund is diversified and invests primarily (at least 40% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The Kopernik International Fund is diversified and invests primarily in equity securities of companies located throughout the world. The financial statements of the remaining funds of the Trust are presented separately. Kopernik Global Investors, LLC serves as the Funds investment adviser (the “Adviser”). The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective September 27, 2018, the Kopernik International Fund Class A shares were redesignated as Investor Class Shares. This share class name change had no impact on any Fund operations or investment policies. The Investor Class Shares commenced operations on December 10, 2018.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options for which the primary market is a national securities exchange are valued at the last bid price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2022, the total market value of securities in the Kopernik Global All-Cap Fund valued in accordance with fair value procedures was $95,418,700 or 5.3% of the Fund’s net assets. As of October 31, 2022, the Kopernik International Fund valued in accordance with fair value procedures was $31,777,266 or 6.2% of the Fund’s net assets.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset values if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2022. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Asset	Fair Value at October 31, 2022	Valuation Techniques	Unobservable Inputs	Inputs

Kopernik Global All-Cap Fund

Common Stock	$1,436,297	Adjusted Trade Price	Discount Rate	85%

Common Stock	$92,462,973	Adjusted Trade Price	Discount Rate	70%

Rights	$1,519,430	Adjusted Recent Trade Price	Adjusted Vendor Pricing	$0.82

Asset	Fair Value at October 31, 2022	Valuation Techniques	Unobservable Inputs	Inputs

Kopernik International Fund

Common Stock	$31,777,266	Adjusted Price Trade	Discount Rate	70%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts for the year ended October 31, 2022.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Funds did not have open written or purchased option contracts as of October 31, 2022.

For the year ended October 31, 2022, the quarterly average balances of options held by the Kopernik Global All-Cap Fund was as follows:

Average Quarterly Market Value Contracts Purchased	$1,877,074
Average Quarterly Market Value Contracts Written	$ —

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2022, the Kopernik Global All-Cap Fund and Kopernik International Fund paid $1,498,102 and $416,327, respectively, for these services.

The Funds have adopted a distribution plan with respect to the Class A Shares and Investor Class Shares in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Because these fees are paid out of the Funds’ assets continuously, over time, these fees will increase the cost of your investment. Under the distribution plan, the Funds may receive up to 0.25% of the average daily net assets of the Class A Shares and Investor Class Shares as compensation for distribution and shareholder services.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the year ended October 31, 2022, the Kopernik Global All-Cap Fund and Kopernik International Fund earned cash management credits of $3,658 and $1,978, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.90% of the Funds’ average daily net assets. The Adviser has contractually agreed (effective November 1, 2013 for the Kopernik Global All-Cap Fund and June 30, 2015 (revised February 8, 2017 and March 1, 2018) for the Kopernik International Fund) to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2023 (the “Contractual Expense Limit”). Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year October 31, 2022. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023.

	Class A Shares	Class I Shares	Investor Class Shares
Kopernik Global All-Cap Fund	1.35%	1.10%	N/A

Kopernik International Fund	N/A	1.10%	1.35%

N/A - Not Applicable

Prior to March 1, 2018, the Contractual Expense Limit for the Kopernik International Fund was 0.70% for Investor Class Shares and 0.45% for Class I Shares.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Funds the difference between the total annual fund operating expenses (not including excluded expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place.

For the year ended October 31, 2022, the Funds have completed recapturing previously waived fees by the Adviser.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

6. Share Transactions:

Kopernik Global All-Cap Fund	Year Ended October 31, 2022	Year Ended October 31, 2021

Shares Transactions:

Class A Shares

Issued	1,920,273	3,100,556

Reinvestment of Distributions	456,886	209,677

Redeemed	(2,919,569)	(1,848,849)

Increase (Decrease) in Class A Shares	(542,410)	1,461,384

Class I Shares

Issued	33,658,531	67,304,778

Reinvestment of Distributions	9,998,794	3,295,231

Redeemed	(35,093,009)	(23,783,555)

Increase in Class I Shares	8,564,316	46,816,454

Kopernik International Fund	Year Ended October 31, 2022	Year Ended October 31, 2021

Shares Transactions:

Class I Shares

Issued	26,144,794	19,112,691

Reinvestment of Distributions	1,554,403	373,308

Redeemed	(19,965,757)	(3,379,175)

Increase in Class I Shares	7,733,440	16,106,824

Investor Shares

Issued	843,964	597,370

Reinvestment of Distributions	30,842	3,205

Redeemed	(371,561)	(282,817)

Increase in Investor Shares	503,245	317,758

7. Investment Transactions:

For the year ended October 31, 2022, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Kopernik Global All-Cap Fund	$1,254,314,866	$1,073,704,178
Kopernik International Fund	457,938,403	269,316,708

There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences primarily attributable to the utilization of earnings and profits distributed to shareholders on redemption of shares (equalization), investments in Passive Foreign Investment Companies (“PFICs”), foreign currency, and reclassification of distribution amounts have been reclassified to/(from) the following accounts during the year ended October 31, 2022:

	Distributable Loss	Paid-in Capital
Kopernik Global All-Cap Fund	$ (15,165,886)	$ 15,165,886
Kopernik International Fund	(7,977,029)	7,977,029

These reclassifications had no impact on the net assets or net values of the Funds.

The tax character of dividends and distributions declared for the Funds during the years ended October 31, 2022 and October 31, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Kopernik Global All-Cap Fund
2022	$190,465,339	$6,509,988	$196,975,327
2021	66,092,900	—	66,092,900

Kopernik International Fund
2022	$28,113,609	$5,054,941	$33,168,550
2021	6,321,991	1,122,394	7,444,385

As of October 31, 2022, the components of distributable losses on a tax basis were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Undistributed Ordinary Income	$13,817,457	$3,819,849
Undistributed Long-Term Capital Gains	175,063,857	8,177,101
Unrealized Depreciation	(366,327,513)	(113,771,121)
Other Temporary Differences	(11)	(4)

Total Accumulated Losses	$(177,446,210)	$(101,774,175)

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2022, were as follows:

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Kopernik Global All-Cap Fund	$2,143,723,549	$273,470,124	$(639,797,637)	$(366,327,513)
Kopernik International Fund	607,919,866	49,872,187	(163,643,308)	(113,771,121)

9. Risks:

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The principal risk factors affecting shareholders’ investments in the Funds are set forth below. The following risks pertain to the Funds, unless otherwise noted.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Equity Risk — Since the Funds purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

Foreign Currency Risk — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to foreign currency risk. Foreign currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar, in which case, will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Foreign/Emerging and Frontier Market Security Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. Non-U.S. securities are also subject to risks associated with the potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Funds to sell such investments at inopportune times, which could result in losses to the Funds. These additional risks may be heightened with respect to emerging and frontier market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk — To the extent that a large portion of their portfolios is invested in a particular country or region, the Funds may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a result, the Funds may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk — Certain securities, including privately placed securities and securities of emerging or frontier market issuers, may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Sanctions Risk — In response to recent political and military actions undertaken by Russia, the U.S. and the European Union have instituted various sanctions against Russia. These sanctions and the threat of additional sanctions could have further adverse consequences for the Russian economy, including additional downgrades in the country’s credit rating and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The U.S. and/or the European Union have continued to impose broader sanctions targeting specific Russian issuers or sectors of the Russian economy. Sanctions and/or retaliatory actions by Russia have required Funds to assess existing investments in Russian companies, prohibited Funds from purchasing these Russian companies, and limited the opportunity to divest of Russian investments. These sanctions and/or any retaliatory action by Russia impacts the liquidity of the underlying assets and, therefore, may potentially impact the Fund’s overall liquidity.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Funds invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

Valuation Risk — Valuation risk is the risk that certain securities may be difficult to value and/or valued incorrectly. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

10.   Concentration of Shareholders:

At October 31, 2022, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that were held on behalf of multiple underlying shareholders was as follows:

	No. of Shareholders	% Ownership
Kopernik Global All-Cap Fund, Class A Shares	3	56%
Kopernik Global All-Cap Fund, Class I Shares	4	69%
Kopernik International Fund, Class I Shares	4	79%
Kopernik International Fund, Investor Class Shares	2	73%

11.   Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12.   Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2022.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Kopernik Global All-Cap Fund and Kopernik International Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Kopernik Global All-Cap Fund and Kopernik International Fund (two of the funds constituting The Advisors’ Inner Circle Fund II, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 30, 2022

We have served as the auditor of one or more investment companies in Kopernik Global Investors, LLC since 2013.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2022 to October 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*

Kopernik Global All-Cap Fund

Actual Fund Return

Class A Shares	$1,000.00	$858.20	1.27%	$5.95

Class I Shares	1,000.00	859.10	1.02	4.78

Hypothetical 5% Return

Class A Shares	$1,000.00	$1,018.80	1.27%	$6.46

Class I Shares	1,000.00	1,020.06	1.02	5.19

Kopernik International Fund

Actual Fund Return

Class I Shares	$1,000.00	$858.60	1.06%	$4.97

Investor Shares	1,000.00	857.30	1.31	6.13

Hypothetical 5% Return

Class I Shares	$1,000.00	$1,019.86	1.06%	$5.40

Investor Shares	1,000.00	1,018.60	1.31	6.67

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 24, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations In the Past Five Years

INTERESTED TRUSTEES 3 4

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 8 funds in The Advisors’ Inner Circle Fund II.

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are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-887-4KGI. The following chart lists Trustees and Officers as of October 31, 2022.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years

INDEPENDENT TRUSTEES[3]

Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce Speca (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Monica Walker (Born: 1958)	Trustee (since 2022)	Retired since 2017. Co-Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Holland Capital Management, LLC from 1991 to 2017.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

3	Trustees oversee 8 funds in The Advisors’ Inner Circle Fund II.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years

OFFICERS (continued)

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – May 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

Anti-Money Laundering Officer (from 2015 – May 2022 and since November 2022)

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2022

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 16, 2022 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

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Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the Kopernik Global All-Cap Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Kopernik Global All-Cap Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

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The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2022, the Funds are designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)

Kopernik Global All-Cap Fund

9.50%	90.50%	100.00%	0.20%	25.24%	0.57%	0.47%	100.00%	2.03%

Kopernik International Fund

30.76%	69.24%	100.00%	0.41%	35.03%	0.00%	0.01%	100.00%	2.90%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2022. The Funds intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2022. For Kopernik Global All-Cap Fund, the total amount of foreign source income is $28,330,72 and the total amount of foreign tax paid is $4,406,402. For Kopernik International Fund, the total amount of foreign source income is $7,086,346 and the total amount of foreign tax paid is $1,227,098. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2022. Complete information will be computed and reported with your 2022 Form 1099-DIV.

NOTES

NOTES

Kopernik Funds

P.O. Box 219009

Kansas City, MO 64121-9009

855-887-4KGI

Adviser:

Kopernik Global Investors, LLC

Two Harbour Place

302 Knights Run Avenue, Suite 1225

Tampa, Florida 33602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

KGI-AR-001-0900

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund II (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$107,050	None	None	$139,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	None	None	None	$549,000
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$33,690	None	None	$32,810	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $549,000 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2022 and 2021, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie, President
Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 6, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO
Date: January 6, 2023